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                                                                    EXHIBIT 99.1

                       Certification Furnished Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Unifab International, Inc. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, who are the Chief Executive Officer and the Chief Financial Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.


                                            /s/  Allen C. Porter, Jr.
                                            --------------------------
                                            Name:    Allen C. Porter, Jr.
                                            Title:   Chief Executive Officer
                                            Date:    March 28, 2003


                                            /s/  Peter J. Roman
                                            --------------------------
                                            Name:    Peter J. Roman
                                            Title:   Chief Financial Officer
                                            Date:    March 28, 2003